Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and contingencies

Note 20 – Commitments and contingencies

Operating lease commitments

The information of lease commitments is provided in Note 14.

Litigation settlement

On January 29, 2019, the Company filed a civil action in the Hangzhou Intermediate People’s Court against one of its customers. The defendant had purchased from the Company, and the Company had delivered 90,000 units of mining machines for a total amount of RMB453.6 million (approximately US$65.1 million) pursuant to an executed sales contract. The defendant has paid RMB380 million (approximately US$54.5 million), and the Company is seeking payment of the remaining balance of RMB73.6 million (approximately US$10.6 million) plus interest and legal expenses. On December 30, 2021, Hangzhou Intermediate People’s Court made the judgement and supported the request of RMB73.6 million goods payment from the Company. On January 24, 2022, the defendant appealed to Zhejiang Provisional Superior People’s Court and the appeal was automatically withdrawn according to the ruling made by Zhejiang Provisional Superior People’s Court on March 22, 2022. The court has made enforcement action regarding the payment by the defendant. During the year ended December 31, 2022, the Company has collected RMB7.4 million (approximately US$1.1 million). When the sales contract was entered into in 2018, no associated revenue was recognized as the Company concluded the collection of the consideration was not probable. The RMB7.4 million received from the settlement during the year ended December 31, 2022 was recorded as revenue in the consolidated statements of operations and comprehensive income (loss) because the contract has been terminated which leaves the Company no remaining obligations to transfer products and the receipt of consideration is nonrefundable. The Company has applied to the Hangzhou Intermediate People's Court for compulsory enforcement for the remaining balance. In October 2023, the Company applied to the Hangzhou Intermediate People's Court to add the controlling shareholder of the plaintiff as a party subject to enforcement, as a result of the inability of the defendent to pay under a compulsory enforcement for the remaining balance executed by the Hangzhou Intermediate People's Court. The application is under review by the Hangzhou Intermediate People's Court.

In April 2021, Chongqing Duomeiduo Culture Media Co., Ltd. (“DMD”) filed a civil action in the Beijing Chaoyang District People’ Court against the Company for sales contract disputes, claiming the Company and Borui Shikong Culture Communication Co., Ltd. (“Borui”) to return the payment made for the contract in dispute, totaling RMB2 million and 30 bitcoins. On December 16, 2021, the case was transferred to Beijing Dongcheng District People’s Court for trial. On March 9, 2023, the court announced the verdict that the sales contract between Borui and DMD is voided and requested Borui to return DMD goods payment of RMB2 million and 30 bitcoins. On March 20, 2023, Borui has filed an appeal against DMD to revoke the verdict. Neither the Company nor DMD has filed an appeal against the appeal filed by Borui on March 20, 2023. The appeal filed by Borui is currently under review.

From time to time, the Company is subject to legal proceedings and claims in the ordinary course of business. The Company records a liability when it is both probable that a liability will be incurred and the amount of the loss can be reasonably estimated. The Company reviews the need for any such liability on a regular basis. For the years ended December 31, 2023, 2022 and 2021, the Company accrued nil, nil and RMB0.5 million related to its legal contingencies, respectively.